                                                                    EXHIBIT 32.2
                                                      Section 1350 Certification
                                                         of Derek Gaertner (CFO)

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In  connection  with the  Quarterly  Report of MACC Private  Equities  Inc. (the
"Company")  on Form 10-Q for the quarter  ended June 30, 2008, as filed with the
United  States  Securities  and  Exchange  Commission  on the date  hereof  (the
"Report"), I, Derek Gaertner,  Chief Financial Officer of the Company,  certify, pursuant to 18 U.S.C.  Section 1350,  as adopted  pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or
         15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The  information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

                                                     /s/Derek Gaertner
                                                     ---------------------------
                                                     Derek Gaertner,
                                                     Chief Financial Officer

August 14, 2008